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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ---------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                April 23, 2002
                      (Date of earliest event reported)

                      CAPITAL ONE FINANCIAL CORPORATION
              (Exact name of registrant as specified in charter)




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

             Delaware                               1-13300                          54-1719854
  (State or other jurisdiction of                                                 (I.R.S. Employer
          incorporation)                   (Commission File Number)             Identification No.)

     2980 Fairview Park Drive
            Suite 1300
      Falls Church, Virginia
  (Address of principal executive                                                      22042
             offices)                                                                (Zip Code)

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      Registrant's telephone number, including area code: (703) 205-1000







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Item 5.   Other Events:

         Capital One Financial Corporation is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission certain exhibits that are to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-82228). See "Item 7. Exhibits."


Item 7.   Financial Statements and Exhibits:


         (a)      Financial Statements:  None


         (b)      Exhibits:


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

         Exhibit No:                  Description of Exhibit
         -----------                  ----------------------
         1.1.2            Underwriting agreement (stock purchase
                          contracts and equity units).

         4.5 Form of Stock Purchase Contract between Capital One Financial Corporation and BNY Midwest Trust Company, as Forward Purchase Contract Agent.

         4.6              Form of Equity Unit Certificates (included in Exhibit 4.5).

         4.7 Form of Pledge Agreement among Capital One Financial Corporation, BNY Midwest Trust Company, as Collateral Agent, and BNY Midwest Trust Company, as Forward Purchase Contract Agent.

         4.8              Form of Remarketing Agreement.

         4.9 Form of Supplemental Indenture between Capital One Financial Corporation and BNY Midwest Trust Company, as trustee, containing the terms of Senior Notes that are a component of the Equity Units.

         4.10             Form of Senior Notes (included in Exhibit 4.9).

         8.1              Tax Opinion of Cleary, Gottlieb, Steen & Hamilton.

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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.


                                  CAPITAL ONE FINANCIAL CORPORATION
                                             (Registrant)




Date:  April 23, 2002             By:      /s/ JOHN G. FINNERAN, JR.
                                      ---------------------------------
                                               John G. Finneran, Jr.
                                               Executive Vice President, General
                                               Counsel and Corporate Secretary